Financial Instruments and Financial Risk Management	12 Months Ended
Dec. 31, 2020
Disclosure of risk management strategy related to hedge accounting [abstract]
Financial Instruments and Financial Risk Management	Financial Instruments and Financial Risk Management
a) Financial Risk Management

Our activities expose us to a variety of financial risks, which include liquidity risk, foreign exchange risk, interest rate risk, commodity price risk, credit risk and other risks associated with capital markets. From time to time, we may use foreign exchange, commodity price and interest rate contracts to manage exposure to fluctuations in these variables. Our use of derivatives is based on established practices and parameters to mitigate risk and is subject to the oversight of our Hedging Committee and our Board of Directors.
Foreign Exchange Risk

We operate on an international basis, and therefore, foreign exchange risk exposures arise from transactions denominated in a currency other than the functional currency of the entity. Our foreign exchange risk arises primarily with respect to the U.S. dollar, Chilean peso and Peruvian sol. Our cash flows from Canadian, Chilean and Peruvian operations are exposed to foreign exchange risk, as commodity sales are denominated in U.S. dollars and a substantial portion of operating expenses are denominated in local currencies.

We also have various investments in U.S. dollar functional currency subsidiaries, whose net assets are exposed to foreign currency translation risk. This currency exposure is managed in part through our U.S. dollar denominated debt as a hedge against these net investments.

U.S. dollar financial instruments subject to foreign exchange risk consist of U.S. dollar denominated items held in Canada and are summarized below.

(US$ in millions)	December 31, 2020	December 31, 2019
Cash and cash equivalents	$23	$85
Trade and settlement receivables	616	505
Trade accounts payable and other liabilities	(608)	(459)
Debt	(3,741)	(3,209)
Reduced by: Debt designated as a hedging instrument in our net investment hedge	3,575	2,969
Net U.S. dollar exposure	$(135)	$(109)

As at December 31, 2020, with other variables unchanged, a $0.10 strengthening of the Canadian dollar against the U.S. dollar would result in a $18 million pre-tax gain (2019 – $14 million) from our financial instruments. There would also be a $415 million pre-tax loss (2019 – $464 million) in other comprehensive income (loss) from the translation of our foreign operations. The inverse effect would result if the Canadian dollar weakened by $0.10 against the U.S. dollar.

Liquidity Risk

Liquidity risk arises from our general and capital funding requirements. We have planning, budgeting and forecasting processes to help determine our funding requirements to meet various contractual and other obligations. Note 19(d) details our available credit facilities as at December 31, 2020.

Contractual undiscounted cash flow requirements for financial liabilities as at December 31, 2020 are as follows:

(CAD$ in millions)	Less Than 1 Year	2–3 Years	4–5 Years	More Than 5 Years	Total
Trade accounts payable and other liabilities	$2,736	$—	$—	$—	$2,736
Debt (Note 19(f))	115	500	677	5,045	6,337
Lease liabilities	146	175	130	706	1,157
QB2 advances from SMM/SC	—	—	—	941	941
Other liabilities	—	193	21	54	268
Estimated interest payments on debt	270	530	528	3,088	4,416
Estimated interest payments on QB2 advances from SMM/SC	—	—	—	1,202	1,202
Estimated interest payments on lease and other liabilities	12	11	7	38	68
During the year ended December 31, 2020, we entered into a receivable factoring facility, where from time to time we are able to factor specified invoices related to steelmaking coal sales. The counter party has discretion to determine the amount of invoices it factors under these arrangements. The derecognition criteria is met for these receivables upon execution of the transaction.

Interest Rate Risk

Our interest rate risk arises in respect of our holdings of cash, cash equivalents and floating rate debt. Our interest rate management policy is to borrow at both fixed and floating rates to offset financial risks.

Cash and cash equivalents have short terms to maturity and receive interest based on market interest rates.

A 1% increase in the short-term interest rate at the beginning of the year, with other variables unchanged, would have resulted in a $4 million pre-tax decrease in our profit (loss) (2019 – $17 million pre-tax increase in our profit (loss)). There would be no effect on other comprehensive income (loss).

Commodity Price Risk

We are subject to price risk from fluctuations in market prices of the commodities that we produce. From time to time, we may use commodity price contracts to manage our exposure to fluctuations in commodity prices. At the balance sheet date, we had zinc and lead derivative contracts outstanding as described in (b) below.

Our commodity price risk associated with financial instruments primarily relates to changes in fair value caused by final settlement pricing adjustments to receivables and payables, derivative contracts for zinc and lead, embedded derivatives in our TAK road and port contract, and in the ongoing payments under our silver stream and gold stream arrangements.

The following represents the effect on profit (loss) attributable to shareholders from a 10% change in commodity prices, based on outstanding receivables and payables subject to final pricing adjustments at December 31, 2020. There is no effect on other comprehensive income (loss).

	Price on December 31,		Change in Profit Attributable to Shareholders
(CAD$ in millions, except for US$/lb. data)	2020	2019	2020	2019
Copper	US$3.52/lb.	US$2.80/lb.	$36	$14
Zinc	US$1.24/lb.	US$1.04/lb.	$(2)	$7

A 10% change in the price of zinc, lead, silver and gold, respectively, with other variables unchanged, would change our net asset relating to derivatives and embedded derivatives, excluding receivables and payables subject to final pricing adjustments, and change our pre-tax profit (loss) attributable to shareholders by $32 million (2019 – $17 million). There would be no effect on other comprehensive income (loss).

Credit Risk

Credit risk arises from cash, cash equivalents, derivative contracts, debt securities and trade receivables. While we are exposed to credit losses due to the non-performance of our counterparties, there are no significant concentrations of credit risk and we do not consider this to be a material risk.

Our primary counterparties related to our cash, cash equivalents, derivative contracts and debt securities carry investment grade ratings as assessed by external rating agencies, which are monitored on an ongoing basis. All of our commercial customers are assessed for credit quality at least once a year or more frequently if business or customer specific conditions change based on an extensive credit rating scorecard developed internally using key credit metrics and measurements that were adapted from S&P’s and Moody’s rating methodologies. Sales to customers that do not meet the credit quality criteria are secured either by a parental guarantee, letter of credit or prepayment.
For our trade receivables, we apply the simplified approach for determining expected credit losses, which requires us to determine the lifetime expected losses for all our trade receivables. The expected lifetime credit loss provision for our trade receivables is based on historical counterparty default rates and adjusted for relevant forward-looking information, as required. Since the majority of our customers are considered to have low default risk and our historical default rate and frequency of losses are low, the lifetime expected credit loss allowance for trade receivables is nominal as at December 31, 2020.

Our investments in debt securities carried at fair value through other comprehensive income (loss) are considered to have low credit risk as our counterparties have investment grade credit ratings. The credit risk of our investments in debt securities has not increased significantly since initial recognition of these investments and accordingly, the loss allowance for investments in debt securities is determined based on the 12-month expected credit losses. The 12-month expected credit loss allowance is based on historical and forward-looking default rates for investment grade entities, which are low and accordingly, the 12-month expected credit loss allowance for our investments in debt securities is nominal as at December 31, 2020.

b) Derivative Financial Instruments and Hedges

Sale and Purchase Contracts

We record adjustments to our settlement receivables and payables for provisionally priced sales and purchases, respectively, in periods up to the date of final pricing based on movements in quoted market prices or published price assessments (for steelmaking coal). These arrangements are based on the market price of the commodity, and the value of our settlement receivables and payables will vary as prices for the underlying commodities vary in the metal markets. These final pricing adjustments result in gains (losses from purchases) in a rising price environment and losses (gains from purchases) in a declining price environment and are recorded in other operating income (expense).

The table below outlines our outstanding settlement receivables and payables, which were provisionally valued at December 31, 2020, and December 31, 2019.

	Outstanding at December 31, 2020		Outstanding at December 31, 2019
(Pounds in millions)	Pounds	US$/lb.	Pounds	US$/lb.
Receivable positions
Copper	132	$3.52	65	$2.80
Zinc	142	$1.24	239	$1.04
Lead	42	$0.90	74	$0.87
Payable positions
Zinc payable	112	$1.24	79	$1.04
Lead payable	19	$0.90	10	$0.87

At December 31, 2020, total outstanding settlement receivables were $949 million (2019 – $465 million), and total outstanding settlement payables were $61 million (2019 – $16 million) (Note 18). These amounts are included in trade and settlement receivables and trade accounts payable and other liabilities, respectively, on the consolidated balance sheet.

Zinc and Lead Swaps

Due to ice conditions, the port serving our Red Dog mine is normally only able to ship concentrates from July to October each year. As a result, zinc and lead concentrate sales volumes are generally higher in the third and fourth quarter of each year than in the first and second quarter. During 2020 and 2019, we purchased and sold zinc and lead swaps to match our economic exposure to the average zinc and lead prices over our shipping year, which is from July of one year to June of the following year. We do not apply hedge accounting to the zinc or lead swaps.
The fair value of our commodity swaps is calculated using a discounted cash flow method based on forward metal prices. A summary of these derivative contracts and related fair values as at December 31, 2020 is as follows:

Derivatives not designated as hedging instruments	Quantity	Average Price of Purchase Commitments	Average Price of Sale Commitments	Fair Value Asset (CAD$ in millions)
Zinc swaps	169 million lbs.	US$1.21/lb.	US$1.23/lb.	$10
Lead swaps	65 million lbs.	US$0.88/lb.	US$0.89/lb.	2
				$12

All free-standing derivative contracts mature in 2021.

Free-standing derivatives, not designated as hedging instruments, are recorded in prepaids and other current assets in the amount of $12 million on the consolidated balance sheet.

Derivatives Not Designated as Hedging Instruments and Embedded Derivatives

(CAD$ in millions)	Amount of Gain (Loss) Recognized in Other Operating Income (Expense) (Note 9)
	2020	2019
Zinc derivatives	$12	$(4)
Lead derivatives	(5)	(2)
Settlement receivables and payables	47	(49)
Contingent zinc escalation payment embedded derivative (c)	(1)	1
Gold stream embedded derivative (c)	28	15
Silver stream embedded derivative (c)	28	7
	$109	$(32)

During the year ended December 31, 2019, we recorded a $105 million gain in non-operating income (expense) (Note 11) related to an increase in the value of the debt prepayment option in our 8.5% notes due in June 2024, up to the date of redemption of the notes during 2019 (Note 19(b)).

Accounting Hedges

Net investment hedge

We manage the foreign currency translation risk of our various investments in U.S. dollar functional currency subsidiaries in part through the designation of our U.S. dollar denominated debt as a hedge against these net investments. We designate the spot element of the U.S. dollar debt as the hedging instrument. As only the spot rate element of the debt is designated in the hedging relationship, no ineffectiveness is expected and no ineffectiveness was recognized in profit (loss) for the years ended December 31, 2020 and 2019. The hedged foreign currency risk component is the change in the carrying amount of the net assets of the U.S. dollar functional currency subsidiaries arising from spot U.S. dollar to Canadian dollar exchange rate movements. At December 31, 2020, US$3.6 billion of our debt (2019 – US$3.0 billion) and U.S. dollar investment in foreign operations was designated in a net investment hedging relationship. During the year ended December 31, 2020, $128 million (2019 – $193 million) of foreign exchange translation on our U.S. dollar investment in foreign operations was hedged by an offsetting amount of foreign exchange translation on our U.S. dollar denominated debt. Refer to Note 25(e) for the effect of our net investment hedges on other comprehensive income (loss).
c) Embedded Derivatives

The TAK road and port contract contains a contingent zinc escalation payment that is considered to be an embedded derivative. The fair value of this embedded derivative was $32 million at December 31, 2020 (2019 – $31 million), of which $6 million (2019 – $nil) is included in trade accounts payables and other liabilities and the remaining $26 million (2019 – $31 million) is included in provisions and other liabilities on the consolidated balance sheet.
The gold stream and silver stream agreements entered into in 2015 each contain an embedded derivative in the ongoing future payments due to Teck. The gold stream’s 15% ongoing payment contains an embedded derivative relating to the gold price. The fair value of this embedded derivative was $51 million at December 31, 2020 (2019 – $25 million), of which $5 million (2019 – $3 million) is included in prepaids and other current assets and the remaining $46 million (2019 – $22 million) is included in financial and other assets on the consolidated balance sheet. The silver stream’s 5% ongoing payment contains an embedded derivative relating to the silver price. The fair value of this embedded derivative was $33 million at December 31, 2020 (2019 – $6 million), of which $2 million (2019 – $nil) is included in prepaids and other current assets and the remaining $31 million (2019 – $6 million) is included in financial and other assets on the consolidated balance sheet.